EXHIBIT 99.1

Contact:	Lily Outerbridge Investor Relations (441) 298-0760

PLATINUM UNDERWRITERS HOLDINGS, LTD. ANNOUNCES SHAREHOLDER APPROVAL OF NOMINATION OF KPMG
BERMUDA AS THE COMPANY’S ACCOUNTING FIRM

HAMILTON, BERMUDA, APRIL 29, 2009 – Platinum Underwriters Holdings, Ltd. (the “Company”) (NYSE: PTP) announced today that at the 2009 Annual General Meeting of Shareholders the shareholders of the Company approved the nomination of KPMG, a Bermuda partnership (“KPMG Bermuda”), as the Company’s independent registered public accounting firm for the 2009 fiscal year. As previously disclosed, the Audit Committee of the Company’s Board of Directors determined not to renominate KPMG LLP, a U.S. limited liability partnership, to serve as the independent registered public accounting firm of the Company, but instead to nominate KPMG Bermuda as the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to the approval of the shareholders at the Annual Meeting, as required by Bermuda law. The Audit Committee determined that the Company would be better served by the geographical proximity of KPMG Bermuda, which is expected to result in more interaction between the Company’s management and the independent registered public accounting firm.

About Platinum
Platinum Underwriters Holdings, Ltd. (NYSE: PTP) is a leading provider of property, casualty and finite risk reinsurance coverages, through reinsurance intermediaries, to a diverse clientele on a worldwide basis. Platinum operates through its principal subsidiaries in Bermuda and the United States. The Company has a financial strength rating of A (Excellent) from A.M. Best Company, Inc. For further information, please visit Platinum’s website at www.platinumre.com.

Safe Harbor Statement Regarding Forward-Looking Statements:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements. The inclusion of forward-looking statements in this press release should not be considered as a representation by us or any other person that our current plans or expectations will be achieved. Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. rating, the cyclicality of the property and casualty reinsurance business, conducting operations in a competitive environment, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion. As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us. The foregoing factors should not be construed as exhaustive. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

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